SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 21, 1999


                             UCAR INTERNATIONAL INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                 1-13888                   06-1385548
 (State or Other Jurisdiction     (Commission                (IRS Employer
        of Incorporation)         File Number)            Identification No.)

3102 West End Avenue, Suite 1100, Nashville, Tennessee                  37203
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code (615) 706-8227


          (Former Name or Former Address if Changed Since Last Report)






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Item 5. Other Events.

                  The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated October 21, 1999, filed herewith as
Exhibit 20.1.


Item 7. Exhibits.

Exhibit No.    Description

20.1           Press Release of UCAR International Inc. dated October 21, 1999.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UCAR INTERNATIONAL INC.



Date: October 27, 1999 By: /s/ Corrado F. De Gasperis
                          ----------------------------
                          Name: Corrado F. De Gasperis
                                Title: Controller



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                                  EXHIBIT INDEX


Exhibit No.    Description                                  Page No.

20.1           Press Release of UCAR International
               Inc. dated October 21, 1999